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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                  FORM 8-K/A


                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): October 18, 1999



                         SHEFFIELD PHARMACEUTICALS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                       1-12584               13-3808303
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(State or other jurisdiction           (Commission           (I.R.S. Employer
   of incorporation)                   File Number)            Identification
                                                                Number)


               14528 South Outer Forty Road, St. Louis, Missouri 63017
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               (Address of Principal executive offices)     (Zip Code)

                                 (314) 579-9899
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               Registrant's telephone number, including area code


               --------------------------------------------------
          (Former Name or Former Address; if Changed Since Last Report)
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Item 5.  Other Events.

     This amendment is being submitted to file amended forms of Exhibits 10.25, 10.26, 10.27 and 10.28, previously filed in the registrant's Current Report on Form 8-K on November 2, 1999, which have been revised to include certain information previously omitted which is no longer the subject of a confidential treatment request made by the registrant.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

         (10.25) Securities Purchase Agreement, dated as of October 18, 1999, by and between the Company and Elan (portions of this exhibit are omitted and were filed separately with the Securities and Exchange Commission pursuant to the Company's application requesting confidential treatment in accordance with Rule 24b-2 as promulgated under the Securities Exchange Act of 1934, as amended).


         (10.26) Subscription, Joint Development and Operating Agreement dated as of October 18, 1999 by and among Elan Pharma International Limited, Elan, the Company and Newco. (portions of this exhibit are omitted and were filed separately with the Securities and Exchange Commission pursuant to the Company's application requesting confidential treatment in accordance with Rule 24b-2 as promulgated under the Securities Exchange Act of 1934, as amended).

         (10.27) License Agreement dated October 19, 1999 by and between the Company and Newco (portions of this exhibit are omitted and were filed separately with the Securities and Exchange Commission pursuant to the Company's application requesting confidential treatment in accordance with Rule 24b-2 as promulgated under the Securities Exchange Act of 1934, as amended).

         (10.28) License Agreement dated October 20, 1999 by and between Elan Pharma International Limited and Newco (portions of this exhibit are omitted and were filed separately with the Securities and Exchange Commission pursuant to the Company's application requesting confidential treatment in accordance with Rule 24b-2 as promulgated under the Securities Exchange Act of 1934, as amended).

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            SHEFFIELD PHARMACEUTICALS INC.

Date: December 21, 2001                     By: /s/ Scott Hoffman
                                                --------------------------------
                                                Scott Hoffman
                                                Vice President and
                                                Chief Financial Officer

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